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                                                        EXHIBIT 5(a)

                     THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                            SPRINGFIELD, ILLINOIS   62713
                  COMBINATION FIXED AND VARIABLE ANNUITY APPLICATION

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
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1.  PROPOSED ANNUITANT:

_____________________________________________________________________________________________________________
                             LAST                                FIRST                       MIDDLE
    Address:
_____________________________________________________________________________________________________________
                   STREET ADDRESS                         CITY             STATE        ZIP CODE

    Sex:   _ Male   _ Female  Birthdate:   ______/______/_____    Social Security No. : ______-_______-______

    Telephone Number:  (         )_____________________

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2.  CONTINGENT ANNUITANT:  (If Applicable)

_____________________________________________________________________________________________________________
                             LAST                                FIRST                       MIDDLE
    Address:
_____________________________________________________________________________________________________________
                   STREET ADDRESS                         CITY             STATE        ZIP CODE

                                                                  Tax Identification or
    Sex:   _ Male   _ Female  Birthdate:   ______/______/_____    Social Security No. : ______-_______-______

    Telephone Number:  (         )_____________________

   NOTE:  Contingent Annuitant may be designated only at time of initial application.
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3.  OWNER:  (Complete only if different than Annuitant)

_____________________________________________________________________________________________________________
                             LAST                                FIRST                       MIDDLE
    Address:
_____________________________________________________________________________________________________________
                   STREET ADDRESS                         CITY             STATE        ZIP CODE

    Sex:   _ Male   _ Female  Birthdate:   ______/______/_____    Tax Identification or Social Security Number:

    Telephone Number:  (         )_____________________           _________________________________________

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4.  JOINT OWNER:  (If Applicable)

_____________________________________________________________________________________________________________
                             LAST                                FIRST                       MIDDLE
    Address:
_____________________________________________________________________________________________________________
                   STREET ADDRESS                         CITY             STATE        ZIP CODE

    Sex:   _ Male   _ Female  Birthdate:   ______/______/_____    Tax Identification or Social Security Number:

    Telephone Number:  (         )_____________________           _________________________________________

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5.  MAILING ADDRESS:   _     Annuitant        _   Owner            _ Other

                                                                   ____________________________

                                                                   ____________________________

                                                                   ____________________________

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6.  PAYMENT SELECTION:
    a.   _   INITIAL PURCHASE PAYMENT AMOUNT:          b.  FREQUENCY      c. METHOD
                $_________________________                  _ Annual          _ Bank Draft*
    b.   _   SUBSEQUENT BILLING AMOUNT:                     _ Semi-Annual     _ Regular
                $_________________________                  _ Quarterly       NOTE:  MONTHLY REGULAR
                                                            _ Monthly         NOT AVAILABLE

    *Complete Bank Draft Authorization section and attach voided check.
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7.       PAYMENT INFORMATION:
    a.    _ 1035 Exchange
          _  Transfer, estimated amount $____________       c.  _  Qualified (CHECK APPROPRIATE BOXES IN 1 & 2 BELOW)
                                                            1.  _    Rollover           _  Transfer

    b.    _  Non-Qualified                              2. Type of Plan:   _ IRA        _ SEP-IRA    _ 401(k)
                                                                           _ 401(a)     _ 457        _  Other

                                                      Tax Year of applicable contribution: _____________

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8.  BENEFICIARY DESIGNATION:

    a.   Primary ____________________________________________________________________________________________

        _____________________________________________      Relationship _____________________________________

    b.   Contingent _________________________________________________________________________________________

        _____________________________________________      Relationship _____________________________________

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9.  Do you intend the replacement or change of any of your existing life insurance policies or annuities in connection with this application for a
new annuity?     _    No      _   Yes           If Yes, give company name and
address, type of policy and policy number:

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

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Form AF-B284                                                                                           Page 1


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10. TELEPHONE TRANSFER PRIVILEGE:

    _    Check here to decline telephone transfer authorization.

    _ By checking this box, I authorize The American Franklin Life Insurance Company to act on telephone transfer instructions given by me or by any person who can furnish proper identification, to transfer values among the variable divisions and fixed accounts.

    _ By checking this box and signing on the line directly below, I hereby authorize The American Franklin Life Insurance Company ("American Franklin") to act on telephone transfer instructions given by me or the Agent/Registered Representative of Record, whose name is indicated below,
         __________________________________________
         PRINT NAME OF AGENT/REGISTERED REPRESENTATIVE to transfer values among the variable divisions and fixed accounts.

         Neither American Franklin, nor any person authorized by it, will be responsible for any claim, loss, liability, or expense based upon telephone transfer instructions received and acted on in good faith in reliance on this authorization, including losses due to telephone instruction communication errors. The liability of American Franklin for erroneous transfers, unless clearly contrary to instructions received, will be limited to the correction of the allocations on a current basis.

         If an error, objection, or any other claim should arise due to a telephone transfer transaction, I will notify American Franklin in writing at its Administrative Office within five (5) working days from receipt of confirmation of the transaction from American Franklin. I understand that this authorization is subject to the terms and provisions in my combination fixed and variable annuity contract and its related prospectus. This authorization will remain in effect until written notice of its revocation is received by American Franklin at its Administrative Office in Houston, Texas.

                                  ______________________________________________
                                                 OWNER

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11. VARIABLE ACCOUNT ASSET REBALANCING:  ($25,000 Minimum)
    _    Check here for Variable Account Asset Rebalancing of investment, based on contract anniversary, to the percentage allocations for the Variable
         Account indicated on the Statement of Allocation Percentages then in effect:

         _   Quarterly           _   Semi-Annually            _   Annually

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12. DOLLAR COST AVERAGING:
    (Available by either $ or % allocations)
    Dollar cost average:    _  $ ________________    OR    _  __________________% (whole % only)
    taken from the VIP Money Market Division
    Frequency:       _   Monthly            _   Quarterly         _    Semi-Annually
    Duration:    _  12 Months    _  24 Months     _  36 Months      _  48 Months     _  60 Months
    to be allocated to the following funds as indicated:

    _____% or $   (121) VIP High Income Division           _____% or $   (50) MFS Emerging Growth Division
    _____% or $   (123) VIP Equity-Income Division         _____% or $   (51) MFS Research Division
    _____% or $   (124) VIP Growth Division                _____% or $   (52) MFS Growth With Income Division
    _____% or $   (125) VIP Overseas Division              _____% or $   (53) MFS Total Return Division
    _____% or $   (122) VIP II Investment Grade Bond Div   _____% or $   (54) MFS Utilities Division
    _____% or $   (126) VIP II Asset Manager Division      _____% or $   (55) MFS Value Division
    _____% or $   (127) VIP II Index 500 Division          _____% or $ ______ Other_______________________
    _____% or $   (128) VIP II Contrafund Division

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Form AF-B284                                                                                           Page 2

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13. SYSTEMATIC WITHDRAWAL: ($100 minimum withdrawal)
    Specified Dollar Amount $___________________
    Frequency:          _ Monthly              _   Quarterly            _ Semi-Annually         _   Annually
    To begin on:  _________/________/_______      (must be at least 30 days after issue date).
                                                  Date must be between the 5th and the 24th of the month.
    to be taken from the following funds as indicated:
    _____% or $   (111) 1-Year Fixed Account               _____% or $   (127) VIP II Index 500 Division
    _____% or $   (113) 3-Year Fixed Account               _____% or $   (128) VIP II Contrafund Division
    _____% or $   (115) 5-Year Fixed Account               _____% or $   (50)  MFS Emerging Growth Division
    _____% or $   (120) VIP Money Market Division          _____% or $   (51)  MFS Research Division
    _____% or $   (121) VIP High Income Division           _____% or $   (52)  MFS Growth With Income Division
    _____% or $   (123) VIP Equity-Income Division         _____% or $   (53)  MFS Total Return Division
    _____% or $   (124) VIP Growth Division                _____% or $   (54)  MFS Utilities Division
    _____% or $   (125) VIP Overseas Division              _____% or $   (55)  MFS Value Division
    _____% or $   (122) VIP II Investment Grade Bond Div   _____% or $ ______  Other ______________________
    _____% or $   (126) VIP II Asset Manager Division

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14. NOTICE OF WITHHOLDING
    The taxable portion of the distributions you receive from your annuity contract is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of residence. You may elect not to have withholding apply by checking the appropriate box below. If you elect not to have withholding apply to your distributions or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax are not sufficient. If the payee is not a person who has signed this application, a separate election with respect to withholding will be required to prevent withholding from distributions.
    _   I do NOT want income tax withheld from distributions.
    _   I do want 10% or _______% income tax withheld from distributions.
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15.  FOR ADMINISTRATIVE OFFICE ADMINISTRATIVE CHANGES ONLY


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16.  SIGNATURES
    All statements made in this application are true to the best of the knowledge and belief of the undersigned, and we agree to all terms and conditions as shown.

    WE FURTHER AGREE THAT THIS APPLICATION, IF ATTACHED, SHALL BE A PART OF THE ANNUITY CONTRACT, AND VERIFY OUR UNDERSTANDING THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A FUND, ARE VARIABLE AND NOT GUARANTEED AS TO THE DOLLAR AMOUNT.


    We acknowledge receipt of the current prospectuses for The American Franklin Life Insurance Company Separate Account VA-1, Variable Insurance Products Fund, Variable Insurance Products Fund II, and MFS Variable Insurance Trust. If this application is for an IRA, we acknowledge receipt of the Individual Retirement Annuity Disclosure Statement provided to us in conjunction with the current prospectuses.

    The American Franklin Life Insurance Company may indicate administrative changes in the Section entitled "For Administrative Office Administrative Changes Only". Any other changes in this application shall be subject to the written consent of the Owner.

    CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THAT: As Owner, the number shown on this form is my correct Social Security Number or Taxpayer Identification Number (or I am waiting for a number to be issued to
me); and (a) I am not subject to backup withholding; OR (B) CHECK BOX IF
APPLICABLE:   _  THE INTERNAL REVENUE SERVICE HAS NOTIFIED ME THAT I AM
SUBJECT TO BACKUP WITHHOLDING. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signed at ____________________________________________ this _______ day of __________________, __________
              CITY           STATE                              DAY                     MONTH        YEAR
X ____________________________________________    X____________________________________________
              SIGNATURE OF OWNER                      SIGNATURE OF PROPOSED ANNUITANT(S) OR
    (IF OTHER THAN PROPOSED ANNUITANT OR APPLICANT)    APPLICANT (IF JUVENILE CONTRACT)

                                                  X____________________________________
                                                    SIGNATURE OF AGENT  (State License No.)

                     READ APPLICATION CAREFULLY BEFORE YOU SIGN.


Form AF-B284                                                                       Page 3


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                              STATEMENT OF ALLOCATION PERCENTAGES

            ALLOCATION PERCENTAGES                                        FOR PURCHASE PAYMENTS
                                   (WHOLE NUMBERS ONLY)


                                    FIXED ACCOUNT:

                      1 Year Guarantee Period ............................(111)   ____________  %

                      3 Year Guarantee Period ............................(113)   ____________  %

                      5 Year Guarantee Period ............................(115)   ____________  %

                      INVESTMENT DIVISIONS OF SEPARATE ACCOUNT:

                      FIDELITY VARIABLE INSURANCE PRODUCTS FUND

    Money Market   .......................................................(120)   ____________  %

    High Income     ......................................................(121)   ____________  %

    Equity-Income   ......................................................(123)   ____________  %

    Growth     ...........................................................(124)   ____________  %

    Overseas   ...........................................................(125)   ____________  %

                     FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

    Investment Grade Bond   ..............................................(122)   ____________  %

    Asset Manager   ......................................................(126)   ____________  %

    Index 500    .........................................................(127)   ____________  %

    Contrafund   .........................................................(128)   ____________  %

    _______________________   .................................................   ____________  %

                             MFS VARIABLE INSURANCE TRUST

    Emerging Growth   ....................................................(050)   ____________  %

    Research   ...........................................................(051)   ____________  %

    Growth With Income   .................................................(052)   ____________  %

    Total Return   .......................................................(053)   ____________  %

    Utilities      .......................................................(054)   ____________  %

    Value          .......................................................(055)   ____________  %

   _______________________   ..................................................   ____________  %


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                                SUITABILITY QUESTIONNAIRE
                                      SECTION I

Registered Representatives are required to make inquiries relating to the financial condition and investment objectives of their customers. Customers are urged to supply such information to assist the Registered Representative in determining the suitability of this investment product. However, customers are not required to answer such inquiries and should read and sign below if they choose not to do so.

FINANCIAL DATA (COMPLETE FOR INDIVIDUALS ONLY)

Gross Income current year  $____________________________  Federal Tax Bracket _____________%

Assets  $________________________      Liabilities  $_____________________     Net Worth:  $______________

Discretionary Income  (Gross Income less debt obligations)  $______________________________

FINANCIAL DATA (COMPLETE FOR CORPORATIONS, PARTNERSHIPS)

Current estimated value  $_________________________      Liquid Assets $________________________

Nonliquid assets  $____________________________      Liabilities $__________________________

PRIMARY INVESTMENT OBJECTIVES

_  Safety of Principal         _  Income         _  Long-Term Growth         _ Speculation         _  Tax Deferred Income

RISK TOLERANCE

_  Conservative          _  Balanced          _  Aggressive

I UNDERSTAND THAT THE REGISTERED REPRESENTATIVE IS REQUIRED TO MAKE INQUIRIES IN ORDER TO DETERMINE THE INVESTMENT OBJECTIVES OF HIS OR HER CUSTOMERS. HOWEVER, I DO NOT WISH TO ANSWER SUCH INQUIRIES.

Date ________________________, ________  X_________________________________________________________
     MONTH     DAY              YEAR                       SIGNATURE OF OWNER(S)

                                      SECTION II

     I understand that all installments and values provided by the contract, when based on investment experience of a separate account, are variable and are not guaranteed as to the dollar amount.  I acknowledge receipt of a current prospectus for The American Franklin Life Insurance Company Separate Account VA-1, Variable Insurance Products Fund,
Variable Insurance Products Fund II, and MFS Variable Insurance Trust.

Dated at _____________________________________________ this ______ of ________________________, _________
         CITY                STATE                             DAY                       MONTH       YEAR

X________________________________________________________________________________________________________
                                Signature of Owner(s)

X________________________________________________________________________________________________________
                        Signature of Registered Representative


                             FOR BROKER-DEALER USE ONLY:

   Appropriate Signatory: ______________________________________________     Date:__________________________



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                             FIELD ASSOCIATE'S REPORT

1.  Do you have any knowledge or reason to believe that replacement of existing insurance or annuities is involved?
        _   Yes    _     No  If Yes, give details: ______________________________________________________

    _____________________________________________________________________________________________


    _____________________________________________________________________________________________
2.  SPECIAL REQUESTS:


    _____________________________________________________________________________________________
3.  COMMISSION INSTRUCTIONS:

    ______________________________________________       __________________    %  ___________
      Writing Associate/Servicing Associate              Associate Code

    ______________________________________________       __________________    %  ___________
     Associate                                           Associate Code

    ______________________________________________       __________________    %  ___________
     Associate                                           Associate Code


4.  Annuity Contract will be mailed to the Writing Associate.

THE REPRESENTATIVE HEREBY CERTIFIES THAT HE/SHE WITNESSED THE SIGNATURE(S) CONTAINED IN THIS APPLICATION AND THAT ALL INFORMATION CONTAINED IN THIS APPLICATION IS TRUE TO THE BEST OF HIS/HER KNOWLEDGE AND BELIEF.


Signature of Writing Associate/Registered Representative  X_______________________________________

Print Name:  _________________________________   Telephone No.:  ______________   Fax No.:_______________


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                                                 BANK DRAFT AUTHORIZATION

     FINANCIAL INSTITUTION NAME AND ADDRESS            Draft Month/Day:
                                                                       ---------------------------------------
                                                                          (29th, 30th, 31st, not available)
Bank Name
         --------------------------------------        Draft From:  / / Checking  / / Savings

Office or
Branch
       ----------------------------------------        Draft Frequency:         / / Monthly              / / Quarterly

Street                                                                          / / Semi-Annually        / / Annually
Address
       ----------------------------------------
                                                       TRANSIT
City                                                   ROUTING   / / / / / / / / / / / /
State & Zip                                            NUMBERS
           ------------------------------------

BANK ACCOUNT NUMBER      / / / / / / / / / / / / / / / / / / / /

     CONTRACT NO.                                      NAME OF OWNER                                PAYMENT AMOUNT

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     TOTAL AMOUNT OF DRAFT $
                            -----------------------------------------------------------------

I have reviewed the above information and confirm that the withdrawals will begin on the date and occur with the frequency shown.


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                                                PRINT NAME(S) OF ACCOUNT HOLDER(S)


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        SIGNATURE OF AT LEAST ONE ACCOUNT HOLDER--EXACTLY AS IT APPEARS ON BANK RECORDS                                DATE


ATTACH VOIDED CHECK HERE



- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -- - - - - - - - - - - - - - - -
                                       RECEIPT

RECEIVED FROM __________________________________________________   $____________________________

in cash on account of the initial purchase payment on proposed Combination Fixed and Variable Annuity Contract on the life of

____________________________________________ for which an application is this day made to THE AMERICAN
              PROPOSED ANNUITANT

FRANKLIN LIFE INSURANCE COMPANY, Springfield, Illinois, 62713


Date _________________________, _________   SIGNED X___________________________________________
         MONTH        DAY         YEAR              AGENT/REGISTERED REPRESENTATIVE'S SIGNATURE

This receipt shall be void if altered or modified or if any check or draft tendered on account of initial purchase payment is not paid when presented for payment.

   ALL CHECKS MUST BE MADE PAYABLE TO THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY.
          DO NOT MAKE CHECKS PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.

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AUTHORIZATION AGREEMENT FOR PRE-ARRANGED PAYMENTS (DEBITS TO MY ACCOUNT) IN
FAVOR OF THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY, hereafter referred to as "the Company"
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     The authorization does not modify or change the provisions of my contract(s) except the right of the owner to receive a notice of payment due which is hereby expressly waived. The debit when paid will constitute a receipt of the payment and/or other amounts if and when the Company receives the actual cash therefor at its administrative office. This authority is to remain in effect until countermanded by me as set forth below.

     You are hereby authorized, as a convenience to me, to initiate debit entries, including checks, drafts and other orders whether by electronic or paper means, with such debits made to my account and drawn by the Company on my account by and payable to the order of the Company. All debits (plus your service charge therefor, if any) should be made without inquiry as to whether or not or when any payments and/ or other amounts due the Company stated to be covered thereby are due, or as to the correctness of the amount of the debit. In consideration of your acting hereunder I hereby agree that if any such debit is not paid by you for any reason, with or without cause or whether such nonpayment is intentional, inadvertent or otherwise, you shall be under no liability whatsoever. The authority is to remain in full force and effect until the Company and Depository have received written notification from me (or either of us) of its termination in such times and in such manner as to afford the Company and Depository a reasonable opportunity to act. Notice of charge of debit is hereby waived.

CLIENT INFORMATION:  Change of Address? / /

--------------------------------------------   ---------------------------------
                 Street                                   City

                                               (      )
------------------------------  ------------    ------ -------------------------
          State                  ZIP Code                 Telephone Number